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                                                                    EXHIBIT 10.1

                             PITT-DES MOINES, INC.
                              LONG TERM INCENTIVE
                               STOCK PLAN OF 1997
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     Section 1.  Purpose.  This plan is to be known as the Pitt-Des Moines, Inc.
Long Term Incentive Stock Plan of 1997 (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of Pitt-Des Moines, Inc. (the "Company") and its Subsidiaries by: (a) providing certain officers and key employees of the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company; and
(b) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. Grants of nonqualified stock options and restricted stock may be made under the Plan.

     Section 2. Administration. The Plan is to be administered by a committee (hereinafter the "Committee") of not less than three directors of the Company who will be appointed by, and serve at the pleasure of, the Board of Directors. A majority of the Committee constitutes a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, are deemed to be acts of the Committee. Subject to the provisions of the Plan and to policies determined by the Board of Directors, the Committee is authorized to interpret the Plan, adopt rules and regulations and to take any action it deems proper in the administration of the Plan.

     Section 3. Shares Available for the Plan. Subject to adjustments as provided in Section 10, an aggregate of 700,000 shares of the Company's common stock ("Shares") may be issued pursuant to the Plan. Shares may be in whole or in part authorized and unissued, or Shares which have been reacquired by the Company and Shares held as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, such unpurchased or forfeited Shares shall be available for further grants under the Plan. There shall also be added to the Shares available for grant under the Plan any Shares delivered to or withheld by the Company in payment of the exercise price or for taxes, and any Shares acquired in the open market specifically for use in the Plan.

     Section 4. Participation. Participation in the Plan shall be limited to those officers and key employees of the Company and its Subsidiaries as may be selected by the Committee. Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the employ of the Company.
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     Section 5.  Nonqualified Stock Options.  The Committee may from time to time grant to eligible participants Nonqualified Stock Options. The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

     (a) Price. The price per Share deliverable upon the exercise of each option ("Exercise Price") shall be the Fair Market Value of a Share on the relevant date as determined by the Committee.

     (b)  Payment.

          (i) Options may be exercised, in whole or in part, upon payment of the Exercise Price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made: (A) in cash;
               (B) by delivery of outstanding Shares with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the option(s) being exercised; (C) by delivering to the Company a notice of exercise along with irrevocable instructions to a broker, registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and reasonably acceptable to the Company, to sell a sufficient number of Shares to pay the Exercise Price of the Shares acquired and to remit the proceeds directly to the Company; (D) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a Share on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised; or (E) by any combination of the foregoing.

          (ii) In the event an optionee elects to pay the exercise price payable with respect to an option pursuant to clause (i)(B) above: only a whole number of Share(s) may be tendered in payment; and such grantee must present evidence acceptable to the Company that he or she has owned such Shares so tendered, and that such tendered Shares have not been subject to any substantial risk of forfeiture for at least six months prior to the date of exercise. Delivery may be made either by physical delivery of the certificate(s) for all such Shares tendered, accompanied by duly executed instruments of transfer in form acceptable to the Company, or by direction to the grantee's broker to transfer such shares to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option(s) being exercised and the Fair Market Value of the Share(s) tendered (plus any applicable taxes) shall be paid in cash. No optionee may tender Shares having
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               a Fair Market Value exceeding the aggregate exercise price (plus any applicable taxes) payable with respect to the option being exercised.

         (iii) In the event an optionee elects to pay the exercise price payable pursuant to clause (i)(D) above: only a whole number of Share(s) may be withheld; and optionee must present evidence acceptable to the Company that he or she has owned a number of Shares at least equal to the number of Shares to be withheld, and that such Shares have not been subject to any substantial risk of forfeiture for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Share(s) withheld in payment (plus any applicable taxes) shall be paid in cash. No optionee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price (plus any applicable taxes) payable with respect to the option being exercised. Any withheld Shares shall no longer be issuable under any option.

          (iv) In the event of a Change in Control, in lieu of any payment election pursuant to clause (i) above, an optionee shall have the right, upon exercise, to surrender the right to receive that number of Shares which are subject to the option being exercised, in exchange for the Company's payment in cash of the difference between the Fair Market Value of the Shares so surrendered on the date the option is exercised and the Exercise Price, less any withholding elected or required pursuant to Section 13 of the Plan.

     (c) Terms of Options. The term during which each option may be exercised shall be determined by the Committee, but in no event shall an option be exercisable in whole or in part more than ten years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designed by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments.

     Section 6.  Exercise and Conditions of Options.

     (a) During the lifetime of the optionee, options under the Plan may be exercised only by the optionee, by his or her guardian or legal representative or pursuant to a valid and enforceable qualified domestic relations order. Options shall not be transferrable otherwise than by will or by the laws of descent and distribution, except that the Committee may permit transfer upon the optionee's death to beneficiaries designated
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          by the optionee in a form and manner authorized by the Company, provided that the Company determines that such exercise and such transfer are consonant with any requirements for exemption from
          Section 16(b) of the Exchange Act, the Securities Act of 1933 as amended (the "Securities Act") and any other applicable law.

     (b) An option may be exercised within such period or periods or on such specific date or dates as may be determined by the Committee and set forth in the stock option agreement provided that:

          (i) if the optionee ceases to be employed by the Company or any of its Subsidiaries for any reason other than Deferred Retirement, Normal Retirement, Early Retirement, death or disability, the option may be exercised only within ninety (90) days after the termination of the optionee's employment, unless such termination is for Cause as defined in Section 15 hereof or constitutes a breach by the employee of his or her obligation to remain in the employ of the Company or a Subsidiary, in which case the option shall terminate immediately upon such termination;

          (ii) if the optionee dies or becomes disabled, the option may be exercised within one (1) year from the date of death or disability;

        (iii) if the optionee takes Early Retirement, the option may be exercised within one (1) year from the optionee's Early Retirement Date; and

          (iv) if the optionee takes Deferred Retirement or Normal Retirement, the option may be exercised within three (3) years from the optionee's Deferred Retirement Date or Normal Retirement Date, as applicable.

     (c) In the event there is a Change in Control of the Company, all of a participant's options previously granted under the Plan shall vest and become immediately exercisable effective upon the date of such Change in Control.

     (d) Options may be exercised only by written request to the Secretary of the Company at the principal office of the Company, prior to the expiration of the option, accompanied by payment as described in
          Section 5(b) above. The certificate for the Shares purchased by such exercise shall be issued and delivered to the person entitled thereto at the principal office of the Company.

     (e) In consideration for the granting of each option, the optionee shall agree to remain in the employ of the Company or any of its Subsidiaries, at the pleasure of the Company or such Subsidiaries, for at least one year from the date of grant of such option at his
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          or her salary rate in effect at the time of the grant of the option or at such increased rate as may be fixed from time to time by the Company or its Subsidiaries. At the discretion of the Committee, this requirement may be waived in the case of any optionee who during the said one-year period enters the active services of the military forces of the United States or other United States government service connected with national defense activities.


     Section 7. Restricted Stock. The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant, provided, however, that in no event shall any grant of restricted stock vest more than ten years from the date of its issuance. The participant will not be required to pay the Company any consideration upon the initial issuance of any Shares of restricted
stock under the Plan.   The Shares will be held by the Company on the
participant's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Shares, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote. Any stock received as a dividend or distribution with respect to a participant's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

     Section 8. Vesting and Conditions of Grants and Company's Repurchases of Restricted Stock.

     (a) During the lifetime of the grantee of restricted stock under the Plan, Shares so granted shall vest in accordance with the terms of any grant pursuant to Section 7 and, prior to vesting, such Shares shall not be transferable.

     (b) If a participant holds restricted stock under the Plan which has not vested on the date he or she ceases to be employed by the Company for any reason, such restricted stock shall revert to the Company on the date of such termination of employment.

     (c) In the event there is a Change in Control of the Company, all of a participant's restricted stock previously issued, but not then vested, shall vest immediately, effective upon the date of such Change in Control.
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     (d)  The Company may, in any agreement with a participant entered into pursuant to this Plan, agree to purchase any shares of restricted stock previously issued to such participant, effective with any Change in Control.

     Section 9. Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to determine the persons to whom options and restricted stock may be awarded and the number of shares to be covered by each grant or option. The Committee may include such other terms and conditions not inconsistent with the foregoing as the Committee shall determine for any or all stock option agreements and agreements granting restricted stock, including conditions based on the performance of the Company or a portion of the Company, conditions based on the performance of the participant, or conditions based on a combination thereof. The Committee's determinations under the Plan, including without limitation determination of the persons to receive restricted stock or options, the terms and provisions of such grants and options and the agreements evidencing all of same, need not be uniform and may be made selectively among persons who receive, or are eligible to receive, restricted stock or options under the Plan, whether or not such persons are similarly situated. The Committee, in its sole discretion, may permit an optionee voluntarily to surrender for cancellation an option granted under the Plan, such surrender to be conditioned upon the granting of such optionee of a new option under the Plan for the same or a different number of shares as the option surrendered, or may require such voluntary surrender as a condition precedent to the grant of a new option to such optionee.

     Section 10.  Adjustment of Number and Price of Shares.

     (a) In the event that a dividend is declared upon Shares and is payable in Shares, the number of Shares covered by each outstanding option, the number of Shares of previously issued restricted stock and the number of Shares available for issuance pursuant to the Plan but not yet covered by an option or issued as restricted stock shall be adjusted by adding thereto the number of Shares which would have been distributable thereon if such Shares had been outstanding on the date fixed for determining the shareholders entitled to receive the stock dividend.

     (b) In the event that the outstanding Shares are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another company, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for the Shares covered by each outstanding option, the shares issued as restricted stock and for the Shares available for issuance pursuant to the Plan but not yet covered by an option or issued as restricted stock, the number and kind of shares of stock or other securities which would have been substituted therefore if such Shares had been
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          outstanding on the date fixed for determining the shareholders entitled to receive such changed or substituted stock or other securities.

     (c)  In the event there is any change, other than specified above in
          Section 10(a) or (b), in the number and kind of outstanding Shares or of any stock or other securities into which such Shares shall be changed or for which it shall have been exchanged and such change equitably requires adjustment in the number or kind of Shares covered by outstanding options, the Shares issued as restricted stock or which are available for issuance pursuant to the Plan, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and on each outstanding stock option agreement and each agreement concerning restricted stock.

     (d)  In the case of any adjustment or substitution provided for in this
          Section 10, the option price per Share in each stock option agreement shall be equitably adjusted to reflect the greater or lesser number of shares of stock or other securities into which the stock covered by the option may have been changed or which may have been substituted therefore.

     (e) No adjustment or substitution provided for in this Section 10 shall require the Company to issue or to sell a fractional share and the total adjustment or substitution shall be limited accordingly.

     Section 11. Amendment and Discontinuance. Subject to applicable law and the rules, regulations and requirements of any exchange or market on which the Shares are listed or traded, the Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person, without such person's consent, of any rights previously granted pursuant hereto.

     Section 12. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement issued under the Plan, the Company shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act, the Exchange Act and any qualification or listing of the Shares with any exchange or market on which the Shares are listed or traded, if such registration shall be necessary, or before compliance by the Company or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with all other applicable Federal and State laws and regulations and rulings thereunder. After the approval of this Plan by the stockholders of the Company pursuant to
Section 14, the Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.
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     Section 13.  Withholding.

     (a) Whenever Shares are to be issued or become vested under the Plan, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy any Federal, State and local tax withholding requirements.

     (b) In the event that any withholding is required pursuant to Section 13(a), or is to be made at the participant's election upon issuance or vesting of Shares under the Plan, the Company may agree to withhold such number of Shares to be issued or become vested with a Fair Market Value equal to or less than the amount to be withheld and remit in cash the Fair Market Value of Shares so withheld to satisfy any such tax withholding requirements.

     Section 14. Effective Date, Term of Plan. This Plan shall become effective as of November 6, 1997, contingent upon the Plan being approved by vote of the stockholders of the Company on or before October 31, 1998. In the event that said approval is not obtained, this Plan, and any agreement entered into pursuant thereto, shall become void and of no effect. This Plan shall terminate in any event on November 1, 2007.

     Section 15. Definitions. For purposes of this Plan and any stock options or restricted stock granted hereunder, or any agreements relating thereto, the following capitalized terms shall have the meanings ascribed below:

     (a)  Cause shall mean:

          (i) any act or omission by the optionee which constitutes a felony or misdemeanor, or involves dishonesty or serious disloyalty;

          (ii) any act or omission which is an intentional violation of the written policies of the Company;

          (iii) any act or omission which constitutes failure by the optionee to perform diligently and competently optionee's duties; or

          (iv) any willful or grossly negligent act or omission which has a material adverse effect on the Company's reputation, business affairs or goodwill.

     (b)  Change in Control shall mean
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          (i)    the acquisition by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), other than the Company, any of its Subsidiaries or any employee benefit plan of the Company or its Subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors ("Voting Securities");

          (ii) Any change or changes in the composition of the Board for reasons other than the death, disability, normal retirement or unsolicited resignation of directors which change or changes occur during any 24 month period and result in the individuals who constituted the Board at the beginning of the applicable 24 month period ceasing to constitute a majority of the Board;

          (iii) A merger or consolidation to which the Company is a party; provided, however, that such a merger or consolidation shall not be deemed to be a Change in Control if after giving effect to such merger or consolidation, (A) the persons who were the shareholders of the Company immediately prior to such transaction are, immediately thereafter, the owners of more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company's then outstanding securities and (B) no Person (other than any Person beneficially owning, immediately prior to such merger or consolidation, 20% or more of the Voting Securities of the Company and whose ownership interest in the merged or consolidated company's securities was derived solely by virtue of the exchange or conversion of such Voting Securities) owns more than 20% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company's then outstanding securities.

          (iv) The sale of all or Substantially All of the assets of the Company; or

          (v)    The liquidation or dissolution of the Company.

     (c) Deferred Retirement and Deferred Retirement Date shall mean a participant's election to take deferred retirement pursuant to the provisions of the Retirement Plan for Salaried Employees of Pitt-Des Moines, Inc. and the Deferred Retirement Date as defined in such plan.
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     (d)  Early Retirement and Early Retirement Date shall mean a participant's election to take early retirement pursuant to the provisions of the Retirement Plan for Salaried Employees of Pitt-Des Moines, Inc. and the Early Retirement Date as defined in such plan.

     (e) Fair Market Value of any Share shall mean the mean average of the high and low sales prices per Share as reported on the stock exchange or market on which such stock is traded or quoted on the trading day immediately preceding the relevant date under the Plan and if not so reported on said date, on the closest preceding day on which there were sales so reported.

     (f) Non Qualified Stock Option shall mean any option to purchase a share of common stock of the Company granted pursuant to the Plan, which options do not qualify for treatment as incentive stock options under the Internal Revenue Code.

     (g) Normal Retirement and Normal Retirement Date shall mean a participant's election to take normal retirement pursuant to the provisions of the Retirement Plan for Salaried such plan.

     (h) Subsidiary or Subsidiaries shall mean any entity of which the Company, directly or indirectly, owns or controls 50% or more of the combined voting power.

     (i) Substantially All shall mean more than 50% of the Fair Market Value of the total assets of the Company as of the end of its most recent fiscal quarter ending prior to the date such determination is made.